UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3757

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
California Tax Exempt
Bond Fund, Inc.

ANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus California
Tax Exempt Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Tax Exempt Bond Fund, Inc. covers the 12-month period from June 1, 2003, through May 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Darcy.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings, continued to spend. Corporations have become more willing to hire new workers and invest in new projects and equipment. In addition, many states and municipalities have reported an increase in tax revenues, helping to relieve some of the fiscal pressures that arose during the economic downturn. As the economy has gained strength, fixed-income investors apparently have grown more concerned that long-dormant inflationary pressures could resurface, and municipal bond prices recently have become more volatile.

Despite fixed-income investors’ current concerns, we believe that history confirms that bonds represent an important component of most investors’ long-term investment portfolios.As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Senior Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2004, the fund achieved a total return of –1.16%.1 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of –0.03% for the same period.2 In addition, the fund is reported in the Lipper California Municipal Debt Funds category. The average total return for all funds reported in the Lipper category was –1.06%.3

Despite heightened market volatility stemming from California’s fiscal crisis and fears of higher interest rates, the state’s municipal bond prices ended the reporting period only modestly lower than where they began. The fund produced a lower return than the Lipper category average, primarily because of the fund’s focus on credit quality and defensive positioning which prevented the fund from participating in the market rally in late 2003. The fund produced a lower return than that of its benchmark, primarily because the Index contains bonds from many states, not just California, and does not reflect fees and other expenses.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, investors were anticipating further interest rate reductions from the Federal Reserve Board (the “Fed”) in its ongoing attempts to stimulate stronger economic growth. Indeed, the Fed reduced short-term interest rates in late June 2003 to 1%, a 45-year low, and municipal bonds rallied. However, those gains were erased during the summer of 2003, when evidence of stronger than expected economic growth sparked a sharp market decline. In addition, political turmoil in California intensified, culminating in the recall of the state’s governor in October.At the time, California’s bonds fell sharply, causing them to trade at yield levels well above historical norms when compared to bonds of other states.

Although the market subsequently remained volatile, municipal bond prices gradually recovered during the fall of 2003, supported by the Fed’s assurances that it could be patient before raising short-term interest rates. In March 2004, investors’ fiscal concerns eased when voters approved a borrowing plan to address the state’s more immediate budgetary problems, and yield differences between bonds issued by

California and other states moved closer to historical norms. However, reports of a stronger U.S. labor market and other potential inflationary pressures led to a steep market decline in the spring of 2004, and California bonds generally ended the reporting period at lower price levels than where they began.

When purchasing new securities, we generally favored bonds rated “single-A” or higher from local issuers, including school districts, as well as water and sewer utilities and other revenue-producing, essential-services facilities. Because yield differences between high-quality and “triple-B” bonds were narrower than historical norms for much of the reporting period, it made little sense to us to incur the additional risks of these lower-quality securities, including California’s unsecured general obligation debt.

What is the fund’s current strategy?

The borrowing plan recently approved by California voters calls for issuance of a high volume of tax-exempt bonds, which could put upward pressure on yields and downward pressure on prices. In addition, we remain concerned about the potential effects of higher interest rates. Accordingly, we have attempted to manage risks more effectively by diversifying the fund’s holdings more broadly among bonds of various maturities, and we have gradually reduced the fund’s average duration, which is designed to give the fund the flexibility we need to capture favorable investment opportunities as they become available.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 5/31/04

1 Year 5 Years 10 Years

Fund (1.16)% 5.00% 5.26%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus California Tax Exempt Bond Fund, Inc. on 5/31/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account fees and expenses.The Index is not limited to investments principally in California municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 2004

	Principal
Long-Term Municipal Investments—94.1%	Amount ($)		Value ($)

California—84.2%
Anaheim Public Finance Authority, Tax Allocation Revenue
6.45%, 12/28/2018 (Insured; MBIA)	20,000,000		22,595,200
California, Economic Recovery:
5.25%, 7/1/2013	30,000,000		32,989,800
5%, 7/1/2016	25,000,000		25,973,750
California Department of Veteran Affairs,
Home Purchase Revenue
5.50%, 12/1/2019	15,000,000		15,388,050
California Department of Water Resources,
Power Supply Revenue:
3.50%, 5/1/2007 (Insured; MBIA)	10,160,000		10,426,802
5.875%, 5/1/2016	10,000,000		10,963,900
5.375%, 5/1/2018 (Insured; AMBAC)	28,085,000		29,841,998
California Health Facilities Financing Authority,
Revenue:
(Cedars-Sinai Medical Center)
6.125%, 12/1/2030	27,695,000		29,258,106
Health Facility (Adventist Health System/West)
5%, 3/1/2033	6,000,000		5,499,900
(Sutter Health)
5.35%, 8/15/2028 (Insured; MBIA)	3,780,000		3,840,934
California Housing Finance Agency:
MFHR
6.30%, 8/1/2026 (Insured; AMBAC)	7,130,000		7,332,492
Single Family Mortgage:
6.25%, 8/1/2014 (Insured; AMBAC)	735,000		757,403
6.30%, 8/1/2024	1,805,000		1,806,643
6.45%, 8/1/2025	2,100,000		2,114,826
California Pollution Control Financing Authority,
PCR:
10.452%, 6/1/2014	24,165,000	[a,b]	30,894,228
(Southern California Edison Co.):
2%, 3/1/2006	30,000,000		29,523,900
6.40%, 12/1/2024	12,600,000		12,756,618
California Public Works Board, LR:
(Department of Corrections,
Calipatria State Prison, Imperial County)
6.50%, 9/1/2017 (Insured; MBIA)	13,000,000		15,465,970
(Department of General Services-
Capital East End Complex):
5%, 12/1/2012 (Insured; AMBAC)	7,275,000		7,890,829
5.25%, 12/1/2019 (Insured; AMBAC)	10,000,000		10,442,600

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
California Public Works Board, LR (continued):
(Various University of California Projects):
5.50%, 6/1/2014	5,000,000		5,485,950
6.375%, 10/1/2019 (Prerefunded 10/1/2004)	7,775,000	[c]	8,064,230
California State University, Fresno Association Inc.,
Auxiliary Organization Event Center Revenue:
6%, 7/1/2022	3,500,000		3,562,055
6%, 7/1/2026	2,500,000		2,515,800
6%, 7/1/2031	5,250,000		5,211,412
California Statewide Communities
Development Authority:
COP:
(Saint Joseph Health System Group)
6.50%, 7/1/2015 (Prerefunded 7/1/2004)	7,000,000	[c]	7,173,320
(The Internext Group)
5.375%, 4/1/2030	20,000,000		18,208,800
Revenue:
(Kaiser Permanente):
2.30%, 5/1/2007	10,000,000		9,757,300
5.50%, 11/1/2032	13,500,000		13,342,455
(Sutter Health)
5.50%, 8/15/2028	14,000,000		14,187,880
(The California Endowment):
5%, 7/1/2028	15,360,000		15,284,736
5%, 7/1/2033	16,710,000		16,595,202
5%, 7/1/2036	14,355,000		14,207,143
Central California Joint Powers
Health Financing Authority, COP
(Community Hospitals of Central California)
5.75%, 2/1/2031	15,000,000		14,807,250
Community Facilities District Number 2003-1
of the County of Orange (Ladera Ranch)
Series A of 2004 Special Tax Bonds:
5.60%, 8/15/2028	3,250,000		3,175,998
5.625%, 8/15/2034	3,500,000		3,429,930
Delano, COP (Delano Regional Medical Center)
5.25%, 1/1/2018	10,000,000		9,410,900
Fontana, Special Tax
5.25%, 9/1/2017 (Insured; MBIA)	10,000,000		10,548,900
Fontana Public Financing Authority,
Tax Allocation Revenue
(North Fontana Redevelopment Project)
5.50%, 9/1/2032 (Insured; AMBAC)	10,000,000		10,323,800

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Fremont Union High School District
5.25%, 9/1/2025 (Insured; FGIC)	11,295,000		11,477,640
Fresno, Sewer Revenue
5.25%, 9/1/2019 (Insured; AMBAC)	9,400,000		10,155,290
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement Asset-Backed Bonds:
5%, 6/1/2043	10,000,000		9,483,900
5.50%, 6/1/2043	5,000,000		4,855,550
Los Angeles, GO
5%, 9/1/2016 (Insured; MBIA)	11,670,000		12,292,244
Los Angeles Department of Water and Power, Revenue:
Power System:
5%, 7/1/2018 (Insured; MBIA)	10,000,000		10,342,900
5.25%, 7/1/2019 (Insured; FSA)	45,540,000		47,577,915
Waterworks
6.375%, 7/1/2034 (Insured; MBIA)	9,000,000		9,218,610
Los Angeles Harbor Department, Revenue
6%, 8/1/2012	8,900,000		9,543,025
Los Angeles Unified School District
5.75%, 7/1/2017 (Insured; MBIA)	10,135,000		11,534,035
Merced Union High School District:
Zero Coupon, 8/1/2023 (Insured; FGIC)	2,500,000		885,775
Zero Coupon, 8/1/2024 (Insured; FGIC)	2,555,000		845,884
Northern California Power Agency, Revenue
(Hydroelectric Project Number 1):
7%, 7/1/2016 (Insured; AMBAC)
(Prerefunded 1/1/2016)	670,000	[c]	841,091
5.125%, 7/1/2023 (Insured; MBIA)	3,500,000		3,545,465
7.50%, 7/1/2023 (Insured; AMBAC)
(Prerefunded 7/1/2021)	375,000	[c]	491,464
Oakland Unified School District
5.25%, 8/1/2024 (Insured; FGIC)	17,275,000		17,682,863
Port of Oakland, Revenue
Special Facilities (Mitsui O.S.K. Lines Ltd.)
6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)	1,385,000		1,388,102
Public Utilities Commission of the City and County
of San Francisco, Clean Water Revenue:
5%, 10/1/2012 (Insured; MBIA)	23,095,000		25,136,829
5%, 10/1/2013 (Insured; MBIA)	22,195,000		24,013,436
Rancho Mirage Joint Powers Financing Authority, Revenue
(Eisenhower Medical Center)
5.625%, 7/1/2029	10,000,000		9,959,500

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Sacramento County, Airport System Revenue
6%, 7/1/2017 (Insured; MBIA)	5,850,000		6,299,924
Sacramento County Sanitation District
Financing Authority, Revenue
5%, 12/1/2027	19,330,000		19,184,638
Sacramento Municipal Utility District,
Electric Revenue:
6.50%, 9/1/2013 (Insured; MBIA)	6,930,000		8,174,905
5%, 11/15/2014 (Insured; MBIA)	5,000,000		5,380,450
5.20%, 7/1/2017 (Insured; MBIA)	300,000		315,552
San Bernardino County, COP
(Capital Facilities Project)
6.875%, 8/1/2024	5,000,000		6,209,350
San Juan Unified School District:
Zero Coupon, 8/1/2023 (Insured; FSA)	10,030,000		3,553,729
Zero Coupon, 8/1/2024 (Insured; FSA)	10,655,000		3,527,551
Southeast Resource Recovery Facility Authority, LR:
5.25%, 12/1/2016 (Insured; AMBAC)	11,715,000		12,486,550
5.25%, 12/1/2017 (Insured; AMBAC)	6,475,000		6,855,018
5.25%, 12/1/2018 (Insured; AMBAC)	7,585,000		8,012,111
University of California, Revenue (Multi Purpose)
5.25%, 9/1/2027 (Insured; MBIA)	31,475,000		31,848,608
West Basin Municipal Water District, Revenue, COP:
5.25%, 8/1/2014 (Insured; MBIA)	5,000,000		5,405,900
5.25%, 8/1/2015 (Insured; MBIA)	5,000,000		5,358,650
Whittier Health Facility, Revenue
(Presbyterian Intercommunity Hospital)
5.75%, 6/1/2031	10,090,000		10,262,640
U.S. Related—9.9%
Commonwealth of Puerto Rico, Public Improvement
5.50%, 7/1/2016 (Insured; MBIA)	11,830,000		13,282,014
Commonwealth of Puerto Rico
Infrastructure Financing Authority,
Special Tax Revenue:
5.50%, 10/1/2032	10,000,000		10,507,000
5.50%, 10/1/2040	30,000,000		31,521,000
Puerto Rico Housing Finance Authority
(Capital Fund Program) 5%, 12/1/2015	11,615,000		12,276,590
Puerto Rico Public Buildings Authority,
Government Facilities Revenue 5%, 7/1/2012	29,850,000	[d]	32,130,242
Total Long—Term Municipal Investments
(cost $929,233,038)			944,920,950

10

	Principal
Short-Term Municipal Investments—3.7%	Amount ($)		Value ($)

ABAG Finance Authority for Nonprofit Corps.,
Revenue, VRDN (Jewish Community
Center Project) 1.08% (LOC; Bank of
New York and Allied Irish Bank)	3,775,000	[e]	3,775,000
California, VRDN 1.07% (LOC; JPMorgan Chase Bank
and Westdeutsche Landesbank)	4,500,000	[e]	4,500,000
California Health Facilities Financing Authority, HR,
VRDN (Adventist Health System)
1.07% (LOC; Kredietbank N. V.—KBC Bank)	5,200,000	[e]	5,200,000
California Pollution Control Financing Authority,
PCR, VRDN (Pacific Gas and Electric)
1.07% (LOC; Banque Nationale de Paris)	6,500,000	[e]	6,500,000
California Statewide Communities
Development Authority, Revenue, COP, VRDN
(Sutter Health Obligation Group)
1.07% (Insured; AMBAC)	1,000,000	[e]	1,000,000
Irvine Improvement Bond Act of 1915, VRDN:
Assesment District Number 87-8
1.07% (LOC; Kredietbank N. V.—KBC Bank)	6,500,000	[e]	6,500,000
Assesment District Number 94-13
(Oak Creek Project)
1.07% (LOC; Canadian Bank of Commerce)	3,357,000	[e]	3,357,000
Los Angeles Department of Water and Power,
Revenue, VRDN
1.10%	3,015,000	[e]	3,015,000
Newport Beach, Revenue, VRDN
(Hoag Memorial Hospital)
1.08%	3,500,000	[e]	3,500,000
Total Short-Term Municipal Investments
(cost $37,347,000)			37,347,000

Total Investments (cost $966,580,038)	97.8%		982,267,950
Cash and Receivables (Net)	2.2%		21,985,336
Net Assets	100.0%		1,004,253,286

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance	LOC	Letter of Credit
	Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance		Insurance Corporation
	Company	MFHR	Multi-Family Housing Revenue
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	62.7
AA		Aa		AA	12.5
A		A		AA	10.5
BBB		Baa		BBB	9.8
F1		MIG1/P1		SP1/A1	3.8
Not Rated[f]		Not Rated[f]		Not Rated[f]	.7
					100.0

a Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2004, this security amounted to $30,894,228 or 3.1% of net assets.

b	Inverse floater security—the interest rate is subject to change periodically.
c	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d	Purchased on a delayed delivery basis.
e	Securities payable on demand.Variable interest rate—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	966,580,038	982,267,950
Receivable for investment securities sold		59,840,935
Interest receivable		14,942,106
Receivable for shares of Common Stock subscribed		10,275
Prepaid expenses		29,252
		1,057,090,518

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		548,827
Payable for investment securities purchased		51,231,141
Payable for shares of Common Stock redeemed		528,191
Cash overdraft due to Custodian		425,800
Accrued expenses		103,273
		52,837,232

Net Assets ( $)		1,004,253,286

Composition of Net Assets ($):
Paid-in capital		983,722,192
Accumulated undistributed investment income—net		316,230
Accumulated net realized gain (loss) on investments		4,526,952
Accumulated net unrealized appreciation
(depreciation) on investments		15,687,912

Net Assets ( $)		1,004,253,286

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		69,786,351
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		14.39

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended May 31, 2004

Investment Income ($):
Interest Income	49,144,801
Expenses:
Management fee—Note 3(a)	6,369,536
Shareholder servicing costs—Note 3(b)	817,751
Custodian fees	82,844
Professional fees	63,530
Directors’ fees and expenses—Note 3(c)	56,954
Registration fees	31,623
Loan commitment fees—Note 2	9,874
Miscellaneous	33,431
Total Expenses	7,465,543
Investment Income—Net	41,679,258

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,203,472
Net unrealized appreciation (depreciation) on investments	(63,000,098)
Net Realized and Unrealized Gain (Loss) on Investments	(54,796,626)
Net (Decrease) in Net Assets Resulting from Operations	(13,117,368)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2004	2003

Operations ($):
Investment income—net	41,679,258	47,511,719
Net realized gain (loss) on investments	8,203,472	11,598,844
Net unrealized appreciation
(depreciation) on investments	(63,000,098)	51,343,818
Net Increase (Decrease) in Net Assets
Resulting from Operations	(13,117,368)	110,454,381

Dividends to Shareholders from ($):
Investment income—net	(41,050,288)	(47,254,638)
Net realized gain on investments	(10,276,672)	(11,261,160)
Total Dividends	(51,326,960)	(58,515,798)

Capital Stock Transactions ($):
Net proceeds from shares sold	155,077,435	232,655,581
Dividends reinvested	34,795,373	39,551,645
Cost of shares redeemed	(261,572,844)	(283,499,067)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(71,700,036)	(11,291,841)
Total Increase (Decrease) in Net Assets	(136,144,364)	40,646,742

Net Assets ($):
Beginning of Period	1,140,397,650	1,099,750,908
End of Period	1,004,253,286	1,140,397,650
Undistributed investment income—net	316,230	124,601

Capital Share Transactions (Shares):
Shares sold	10,532,214	15,706,623
Shares issued for dividends reinvested	2,362,002	2,665,098
Shares redeemed	(17,723,340)	(19,100,849)
Net Increase (Decrease) in Shares Outstanding	(4,829,124)	(729,128)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended May 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	15.28	14.60	14.56	13.65	14.72
Investment Operations:
Investment income—net	.58[b]	.63[b]	.67[b]	.71	.70
Net realized and unrealized
gain (loss) on investments	(.76)	.83	.29	.91	(1.01)
Total from Investment Operations	(.18)	1.46	.96	1.62	(.31)
Distributions:
Dividends from investment
income—net	(.57)	(.63)	(.67)	(.71)	(.71)
Dividends from net realized
gain on investments	(.14)	(.15)	(.25)	—	(.05)
Total Distributions	(.71)	(.78)	(.92)	(.71)	(.76)
Net asset value, end of period	14.39	15.28	14.60	14.56	13.65

Total Return (%)	(1.16)	10.30	6.69	11.98	(2.04)

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.70	.70	.71	.70	.73
Ratio of net investment income
to average net assets	3.93	4.27	4.54	4.87	5.03
Portfolio Turnover Rate	56.87	47.21	51.69	32.21	34.09

Net Assets, end of period
($ x 1,000)	1,004,253	1,140,398	1,099,751	1,099,495	1,045,993

a As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended May 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets from 4.51% to 4.54%. Per share data and ratios/supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

b Based on average shares outstanding at each month end. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $49,976 during the period ended May 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $316,230, undistributed ordinary income $1,523,738, undistributed capital gains $3,003,215 and unrealized appreciation $15,748,215.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2004 and May 31, 2003, were as follows: tax exempt income $41,050,288 and $47,254,638, ordinary income $2,121,105 and $1,927,910 and long term capital gain $8,155,567 and $9,333,250, respectively.

During the period ended May 31, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $437,341, increased accumulated net realized gain (loss) on investments by $426,355 and increased paid-in capital by $10,986. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses,

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

exceed 1 1 / 2 % of the value of the fund’s average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $506,827 and transfer agency per account fees $42,000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2004, the fund was charged $405,777 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $265,000 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each director who is not an “affiliated person” as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting for services of the fund.The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2004, redemption fees charged and retained by the fund amounted to $48,546.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2004, amounted to $566,552,727 and $665,095,472, respectively.

At May 31, 2004, the cost of investments for federal income tax purposes was $966,519,735; accordingly, accumulated net unrealized appreciation on investments was $15,748,215, consisting of $22,568,524 gross unrealized appreciation and $6,820,309 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus California Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 30, 2004

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2004:

— all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), and

— the fund hereby designates $.1142 per share as a long-term capital gain distribution of the $.1439 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
David W. Burke (68)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83

———————
Samuel Chase (72)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15

———————
Gordon J. Davis (62)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (62)
Board Member (1983)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15

———————
Arnold S. Hiatt (77)
Board Member (1983)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Chairman
No. of Portfolios for which Board Member Serves: 15

———————
Burton N. Wallack (53)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
JOHN B. HAMMALIAN, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 37 investment companies
(comprised of 46 portfolios) managed by the
Manager. He is 40 years old and has been an
employee of the Manager since February 1991.
STEVEN F. NEWMAN, Assistant Secretary
since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal
Bond Funds of the Manager, and an
officer of 30 investment companies
(comprised of 59 portfolios) managed
by the Manager. He is 45 years old and has
been an employee of the Manager since
August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

For More Information

Dreyfus
California Tax Exempt
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation

0928AR0504

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,700 in 2003 and $37,485 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,207 in 2003 and $3,345 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $620 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $275,773 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a

SSL-DOCS2 70128344v10

recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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